UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☑

Filed by a party other than the Registrant ☐

CHECK THE APPROPRIATE BOX:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

ZimVie Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):

☑	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! ZIMVIE INC. 2024 Annual Meeting Vote by May 14, 2024 11:59 PM ET ZIMVIE INC. 4555 RIVERSIDE DRIVE PALM BEACH GARDENS, FL 33410 V34965-P02699 You invested in ZIMVIE INC. and it’s time to vote! This is an Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 15, 2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 1, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here to view materials and vote without entering a control number Vote in Person at the Meeting* May 15, 2024 8:00 a.m. MT The Westin Denver International Airport 8300 Peña Boulevard Denver, CO 80249 For directions to the meeting, call 1-303-317-1800 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available on the Internet or by mail. You may view the proxy materials online at www.ProxyVote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Board Voting Items Recommends 1. Election of Directors: Nominees: 1a. Sally Crawford For 1b. Karen Matusinec For 2. Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2024. For 3. Approve, on a non-binding advisory basis, named executive officer compensation (“Say on Pay”). For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V34966-P02699